UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

The Hillshire Brands Company

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 South Jefferson Street, Chicago, Illinois 60607

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2014, The Hillshire Brands Company, a Maryland corporation (“Hillshire”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tyson Foods, Inc., a Delaware corporation (“Tyson”), and HMB Holdings, Inc., a Maryland corporation and wholly owned subsidiary of Tyson (“Merger Sub”), pursuant to which, among other things, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock of Hillshire, par value $0.01 per share (“Hillshire Common Stock”), subject to the terms and conditions of the Merger Agreement, at a purchase price of $63.00 per share, net to the seller thereof in cash (the “Offer Price”), without interest. Hillshire’s board of directors has unanimously approved the transaction.

Merger Sub has agreed to commence the Offer as promptly as practicable, and in any event within 10 business days following the date of the Merger Agreement. Merger Sub’s obligation to accept for payment and pay for the shares of Hillshire Common Stock validly tendered and not validly withdrawn pursuant to the Offer is subject to the satisfaction and waiver of certain conditions, including that the number of shares of Hillshire Common Stock that have been validly tendered (and not validly withdrawn), together with the shares beneficially owned by Tyson or Merger Sub, if any, represents at least two-thirds of the total number of outstanding shares of Hillshire Common Stock as of the Expiration Time (as defined below).

Subject to the terms and conditions of the Merger Agreement, the Offer will initially expire at midnight, New York time, on the 20th business day from (and including the day of) the commencement thereof (the “Expiration Time”). However, until such time as the applicable conditions to the Offer described in the Merger Agreement have been satisfied or waived, the Offer may be, and in certain cases must be, extended by Merger Sub, but Merger Sub will not be required to extend the Offer, except in certain cases described below, beyond December 1, 2014 (the “Outside Date”). The Outside Date may be extended for four months after such date if on such date all conditions to the Offer described in the Merger Agreement other than (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and (ii) those conditions that by their nature can only be satisfied as of the time and date on which Merger Sub accepts validly tendered and not validly withdrawn shares of Hillshire Common Stock for payment (the “Acceptance Time”) have been satisfied or waived by Merger Sub.

Subject to certain conditions and limitations, under the Merger Agreement, Hillshire has granted Tyson an option to purchase from Hillshire after the successful completion of the Offer enough additional shares of Hillshire Common Stock so that Tyson will own more than 90% of the outstanding shares of Hillshire Common Stock, in order to facilitate the completion of the Merger (as defined below) through the “short-form” procedures available under Maryland law. If Tyson does not own more than 90% of the outstanding shares of Hillshire Common Stock at the Acceptance Time, Merger Sub will be deemed to have exercised the Top-Up Option.

Following the consummation of the Offer and subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Hillshire, with Hillshire surviving as a wholly owned subsidiary of Tyson (the “Merger”). As a result of the Merger, each issued and outstanding share of Hillshire Common Stock (subject to certain exceptions set forth in the Merger Agreement) that is not tendered and accepted pursuant to the Offer will be cancelled and converted into the right to receive, in cash and without interest, an amount equal to the Offer Price (the “Merger Consideration”).

At the Acceptance Time: (i) each Hillshire stock option that is unexpired, unexercised and outstanding, whether vested or unvested, will become vested in full as of immediately before the Acceptance Time and will be cancelled in exchange for the right to receive a cash payment equal to the number of shares of Hillshire Common Stock subject to the Hillshire stock option multiplied by the excess, if any, of (a) Offer Price over (b) the per share exercise price for such option, subject to any required withholding of taxes; and (ii) each Hillshire restricted stock unit that is outstanding will become vested in full as of immediately before the Acceptance Time and will be cancelled in exchange for the right to receive a cash payment equal to the number of shares of Hillshire Common Stock subject to the Hillshire restricted stock unit multiplied by the Offer Price, subject to any required withholding of taxes.

Hillshire, Tyson and Merger Sub have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements for a transaction of this nature, including with respect to, among other things, restrictions on the operation of Hillshire’s business prior to the effective time of the Merger, certain restrictions on Hillshire’s ability to solicit and respond to third-party proposals and the requirement that the parties use reasonable best efforts to take all actions necessary to obtain governmental and regulatory approvals as promptly as practicable. The Merger Agreement permits Hillshire to continue making regular quarterly dividend payments in an amount not to exceed $0.175 per share of Hillshire Common Stock. The Offer is not subject to a financing condition.

Tyson and Merger Sub have obtained financing commitments, the proceeds of which, together with cash on hand, will be sufficient for Tyson and Merger Sub to pay, among other things, the aggregate Offer Price and Merger Consideration to Hillshire’s stockholders upon the Acceptance Time and the closing of the Merger, respectively.

The Merger Agreement contains specified termination rights for both Tyson and Hillshire. Under certain circumstances, Hillshire will pay Tyson a termination fee of $261,340,000 and will reimburse Tyson the amount of the Pinnacle Termination Fee (as defined below) previously paid by Tyson to Pinnacle (on behalf of Hillshire).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Hillshire, Tyson or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other party to the Merger

Agreement and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (iv) were made only as of the date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Hillshire or Tyson. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Hillshire or Tyson.

Item 1.02	Termination of a Material Definitive Agreement.

On June 16, 2014, in accordance with the terms of the Agreement and Plan of Merger, dated as of May 12, 2014 (the “Pinnacle Merger Agreement”), by and among Hillshire, Pinnacle Foods Inc., a Delaware corporation (“Pinnacle”), Helix Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Hillshire, and Helix Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Hillshire, Hillshire’s board of directors withdrew its recommendation of the acquisition of Pinnacle. In light of Hillshire’s board of directors’ withdrawal of its recommendation, on June 30, 2014, Pinnacle delivered to Hillshire a written notice of termination of the Pinnacle Merger Agreement in accordance with Section 7.1(c)(i)(A) of the Pinnacle Merger Agreement.

As a result of the termination of the Pinnacle Merger Agreement, the (i) Voting Agreement, dated May 12, 2014, by and among Hillshire and Blackstone Capital Partners V L.P., Blackstone Capital Partners V-AC L.P., Blackstone Family Investment Partnership V-SMD L.P., Blackstone Family Investment Partnership V-SMD L.P., Blackstone Participation Partnership V L.P. and BCPV Pinnacle Holdings LLC (collectively, the “Blackstone Entities”); (ii) Stockholders Agreement, dated as of May 12, 2014, by and among Hillshire and the Blackstone Entities; (iii) Registration Rights Agreement, dated as of May 12, 2014, by and among Hillshire and the Blackstone Entities; and (iv) Commitment Letter, dated as of May 12, 2014, as amended, by and among Hillshire, Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and Royal Bank of Canada, each automatically terminated pursuant to their respective terms and are of no further force or effect.

Item 8.01	Other Events.

On July 2, 2014, Hillshire and Tyson issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1    Agreement and Plan of Merger, dated as of July 1, 2014, by and among Tyson Foods, Inc., The Hillshire Brands Company and HMB Holdings, Inc.*

99.1    Joint Press Release, dated July 2, 2014, issued by The Hillshire Brands Company and Tyson Foods, Inc.

* Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Hillshire agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

Forward Looking Statements

This communication contains certain forward-looking statements with respect to certain plans and objectives of Hillshire with respect to the proposed tender offer, merger and related transactions, including the timing of the completion of the merger with Tyson. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to: the risk that the acquisition of Hillshire and any related tender offer and merger may not be consummated, or may not be consummated in a timely manner, or the time necessary to obtain required regulatory clearance. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Hillshire assumes no obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

Important Information for Investors and Security Holders

A tender offer for the outstanding common stock of Hillshire has not yet commenced. This communication is not an offer to buy or the solicitation of an offer to sell any securities. A solicitation and an offer to buy shares of Hillshire common stock will be made only pursuant to an offer to purchase and related materials that HMB Holdings, Inc., a wholly owned subsidiary of Tyson, intends to file with the U.S. Securities and Exchange Commission (the “SEC”). When the tender offer is commenced, HMB Holdings will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Investors and Stockholders are urged to read the Tender Offer Statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the Solicitation/Recommendation Statement on Schedule 14D-9 when they become available, as well as other documents filed with the SEC, because they will contain important information. The Tender Offer Statement and Solicitation/Recommendation Statement on Schedule 14D-9 (when available) will be sent free of charge to Hillshire stockholders and these and other materials filed with the SEC may also be obtained from Hillshire upon written request to the Investor Relations Department, 400 South Jefferson Street, Chicago, Illinois 60607, telephone number (312) 614-8100 or from Hillshire’s website, http://investors.hillshirebrands.com. In addition, all of these materials (and all other documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2014

THE HILLSHIRE BRANDS COMPANY

By:	/s/ Kent B. Magill
Kent B. Magill
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 1, 2014, by and among Tyson Foods, Inc., The Hillshire Brands Company and HMB Holdings, Inc.

99.1	Joint Press Release, dated July 2, 2014, issued by The Hillshire Brands Company and Tyson Foods, Inc.